UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 18, 2019

PFSweb, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

505 MILLENNIUM DRIVE

ALLEN, TX 75013

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(972) 881-2900

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE )

N/A

(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02. Results of Operations and Financial Condition

On March 18, 2019, PFSweb, Inc. issued a press release announcing its financial results for the quarter ended December 31, 2018. Attached to this current report on Form 8-K is a copy of the related press release dated March 18, 2019. The information in this Report on Form 8-K, and the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section.

ITEM 8.01. Other Events

On March 18, 2019, PFSweb, Inc. hosted a conference call announcing its financial results for the quarter ended December 31, 2018. Attached to this current report on Form 8-K is a copy of the related conference call transcript dated March 18, 2019. The information in this Report on Form 8-K, and the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.  The following exhibit is filed with this document:

Exhibit No.	Description
99.1	Press Release Issued March 18, 2019 and Conference Call Transcript Issued March 18, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.

Dated: March 19, 2019	By:	/s/ Thomas J. Madden
Thomas J. Madden
Executive Vice President, Chief Financial and Accounting Officer